SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2009


                                   Rosca, Inc.
             (Exact name of Registrant as specified in its charter)

           Nevada                       333-144287               20-8552192
  (State or jurisdiction of            (Commission            (I.R.S. Employee
incorporation or organization)         File Number)          Identification No.)

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
1286 University Avenue, Suite 708, San Diego, CA 92103               775-352-4149
      (Address of principal executive offices)              (Registrant's telephone number,
                                                                  including area code)

                                                                     With copies to:
  Christian Mancillas, Secretary                          Jill Arlene Robbins, Attorney at Law
1286 University Avenue, Suite 708                                 1224 Washington Ave.
       San Diego, CA 92103                                     Miami Beach, Florida 33139
       Phone: 775-352-4149                                     Telephone: (305) 531-1174
        Fax: 775-981-9119                                         Fax: (305) 531-1274
(Name, address and telephone number of agent for service)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 5, 2009, Mr. Brian Weiss was appointed as a member of the Corporation's Board of Directors to serve until the next annual meeting of the Corporation's shareholders or his respective ealier death, resignation or removal from office. On October 5, 2009, the Corporation issued 150,000 shares of common stock valued at $0.004 per share to Brian Weiss for services rendered to the Corporation. These shares are restricted under Rule 144 of the Exchange Act.

Mr. Weiss has over 15 years of experience in corporate finance. Mr. Weiss currently serves as the Managing Director of BSW & Associates, a firm he founded in November, 2005, which specializes in corporate finance, accounting, SEC reporting, restructuring and mergers and acquisitions. Mr. Weiss also serves as a Senior Advisor to Ocean Park Advisors LLC. From 2004 to 2005, Mr. Weiss served as Vice President of Finance, North America for Tomy Corporation, a subsidiary of Tomy Co., Ltd., one of the world's largest toy companies. From 2002 to 2004, Mr. Weiss served as Financial Controller for Jazz Semiconductor. From 2000 to 2002, Mr. Weiss served as Corporate Controller for Avamar Technologies. He was employed by PricewaterhouseCoopers LLP in the Audit and Business Assurance Services group. Mr. Weiss received his M.B.A from the University of Southern California, and a B.S. in Accounting from San Diego State University.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Rosca, Inc.


Date: October 5, 2009         By: /s/ Christian Mancillas
                                  ----------------------------------------------
                                  Christian Mancillas, President, CEO & Director



Date: October 5, 2009         By: /s/ Brian Weiss
                                  ----------------------------------------------
                                  Brian Weiss, Director


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